                                                           EXHIBIT 21.1

                        TRUE NORTH COMMUNICATIONS INC.

                          List of Domestic Companies
                          --------------------------
   State
     of                 Company Name                           % Ownership
Incorporation

Delaware                FCB Worldwide L.L.C.                        100.00
Delaware                Foote, Cone & Belding Advertising, Inc.     100.00
Delaware                Foote, Cone & Belding, Inc.                 100.00
Delaware                Krupp/Taylor Limited Partnership            100.00
Georgia                 Health Science Media Inc.                   100.00
Delaware                FCB International, Inc.                     100.00
Delaware                International Marketing & Advertising
                          Services, Corp.                           100.00
Delaware                True North International Inc.               100.00
Pennsylvania            Tierney & Partners                          100.00
Oregon                  Borders, Perrin & Norrander, Inc.           100.00
Delaware                Market Growth Resources                     100.00
Delaware                RGA Media Group, Inc.                       100.00
New York                R/GA Mixed Media Inc.                       100.00
Delaware                Imaginary Forces (LLC)                       19.20
Delaware                RGA Digital Expansion Inc.                  100.00
New York                Publicidad Siboney Corporation               49.00
California              Publicidad Siboney Inc.                      49.00
Texas                   Publicidad Siboney Inc.                      33.00
Texas                   Siboney USA, Inc.                            33.00
Delaware                FCB/Siboney Inc.                             60.00
Delaware                TN Technologies Inc.                        100.00
Washington              Christiansen, Fritsch, Giersdorf,
                          Grant & Sperry, Inc.                      100.00
Connecticut             Modem Media, Inc.                           100.00
Connecticut             Modem Media Advertising Limited Partnership 100.00

                              FCB Worldwide LLC
                          List of Foreign Companies
                          -------------------------

   Country              Company Name                           % Ownership
     of
Incorporation

Argentina               Pragma/FCB                                   70.00
Argentina                 Espacios S.A.                              11.67
Argentina                 XYZ Produciones                            70.00

Australia               Foote, Cone & Belding Australia Pty Ltd.    100.00
Australia                 Shorter/FCB Pty Ltd.                      100.00
Australia                 FCB Melbourne Pty. Limited                100.00
Australia               FCB Adelaide Pty Ltd.                       100.00
Australia                 Forbes Macfie Hansen Pty. Ltd.            100.00
Australia               True North Communications Pty. Ltd.         100.00
Australia               FCB Sydney Pty. Ltd.                        100.00
Australia               FCB Superannuation Pty Ltd.                 100.00

Canada                  FCB/ Canada, Ltd.                           100.00
Canada                  Mondialis Communication Marketing           100.00
Canada                  Programmes Inc.                             100.00
Canada                  Generations Research, Inc.                  100.00
Canada                  702284 Ontario Ltd.                         100.00
Canada                     Interface Direct Inc.                    100.00
Canada                  Dome Advertising                            100.00
Canada                  Valtona Marketing Ltd.                      100.00
Canada                  TNC Canada Inc.                             100.00
Canada                     Harrod & Mirlin Ltd.                     100.00
Canada                  TNT Interactive Inc.                        100.00

Hong Kong               Foote, Cone & Belding, Ltd.                 100.00
Hong Kong               Park Advertising Ltd.                       100.00
Hong Kong               MNC/FCB (HK) Limited                        100.00
Hong Kong               Megacom Holdings Limited                     70.00
China                      FCB/Megacom Limited                       66.50
Hong Kong               True North Communications (HK) Ltd.         100.00
Hong Kong               TN Technologies Ltd.                        100.00

Mauritius               Adcom                                       100.00
India                   ULKA                                         51.00

Japan                   FCB (Japan) K.K.                            100.00

Malaysia                FCB Malaysia Sdn. Bhd.                      100.00

New Zealand             FCB (NZ Holdings) Ltd.                      100.00
New Zealand                Foote, Cone & Belding Ltd.               100.00

Philippines             Barona Property Holdings Inc.                30.00
Philippines                Santiago & Puno Advertising Inc.          30.00

                              FCB Worldwide LLC
                          List of Foreign Companies
                          -------------------------

   Country              Company Name                           % Ownership
     of
Incorporation

Puerto Rico             Foote, Cone & Belding, Inc.                 100.00
Puerto Rico             Park Advertising, Inc.                      100.00

South Africa            FCB Holdings (South Africa) Pty, Ltd.       100.00
South Africa            Park Advertising Pty, Ltd.                   28.56
South Africa            Lindsay Smithers - FCB Holdings (Pty) Ltd.   24.00
South Africa            Lindsay Smithers/FCB Pty, Ltd.               24.00
South Africa            Jonsson Advertising (Pty) Ltd.               22.10
South Africa            Lindsay Smithers Group Management Service
                          (Pty)                                      24.00
South Africa            Lindsay Smithers Staff Investments           24.00
South Africa            GMVZ Advertising Pty. Ltd.                   28.56
South Africa            Partnership In Advertising (Namibia)
                         (Pty) Ltd.                                  28.56
South Africa            Lindsay Smithers Design Pty Ltd.             24.00
South Africa            FCB Global Media (Pty) Ltd                   24.00
South Africa            FCB Impact (Pty) Ltd.                        24.00
South Africa            Important Dates (Pty) Ltd.                   14.40
South Africa            Admark Trust                                 24.00
South Africa            Publicis SA (Pty) Ltd.                       24.00
South Africa            Optimedia SA (Pty) Ltd.                      24.00

Taiwan                  Foote, Cone & Belding (Taiwan) Ltd.         100.00
Thailand                Prakit/ FCB Ltd.                             31.18
Thailand                Impact Communication Co., Ltd.               49.00
Thailand                MNC/FCB Ltd.                                100.00

Trinidad                Hernandez/FCB LTD.                           60.00

Brazil                  Giovanni/FCB                                 60.00

Chile                   Israel & De Bianchi/Foote, Cone &
                          Belding S.A.                               70.00

Colombia                FCB/PUMA                                    100.00
Colombia                Artefilme                                   100.00

Costa Rica              FCB de Costa Rica, S.A.                     100.00

Domin. Republic         FCB / Impact                                100.00

Ecuador                 Foote, Cone & Belding - Ecuador             100.00

El Salvador             Artefilme Sociedad Anonima                  100.00

Guatemala               Publicidade Siboney S.A.                    100.00

Honduras                  FCB/Honduras S.A.                         100.00

                              FCB Worldwide LLC
                          List of Foreign Companies
                          -------------------------

   Country              Company Name                           % Ownership
     of
Incorporation

Mexico                  Arellano Publicidad                          71.00
Mexico                  FCB de Mexico S.A.                          100.00

Peru                    Mayo/FCB Publicidade S.A.                    60.00

Venezuela                  Foote, Cone & Belding Publicidad, C.A.   100.00
Venezuela                     Publics Publicidad, C.A.              100.00
Venezuela                        TN Medios, C.A.                    100.00
Venezuela               AJL Park                                    100.00

Netherlands             True North Holding Netherlands B.V.         100.00

Belgium                    Publicis Direct FCB                      100.00

France                     Foote, Cone & Belding S.A.                99.80
France                        Empir Media S.A.                       99.80
France                        Empir S.A.                             99.80
France                        AXE Publicite                          99.70
France                        Kenya                                  52.89
France                        Kenya Institutional                    34.38

Greece                  Gnomi/FCB                                    39.92

Portugal                   FCB do Portugal Publicidade, COA.,
                             Lisboa                                  83.00

United Kingdom             FCB Advertising Limited                  100.00
United Kingdom          FCB International Ltd.                      100.00
United Kingdom          TN Technologies Ltd.                        100.00

Turkey                  Yaratim/FCB Reklam Hitzmetleri Ve Tic A.S.   0.007

Germany                 Erste "Borderless Ad" GmbH                  100.00
Germany                    Kramer-Pape Wilkens GmbH                  25.00
Germany                    Media Satel                              100.00
Germany                    Zweite "Borderless Ad" GmbH              100.00
Germany                       ComInterest Holding GmbH              100.00
Netherlands                      Wilkens Group BV                   100.00
Spain                               Wilkens Advertising SA           80.00
Netherlands                            FCB B.V. Amsterdam            74.50
Italy                                  Dorland Wilkens               35.00
Italy                                     New Time Verona            35.00
Italy                                     Mast S.r.l.                35.00
Italy                                     Dorland Wilkens            35.00
Czech Republic                         Wilkens Prague                85.00
Poland                                 Wilkens Warsaw                75.00
Portugal                               Wilkens Lisboa                15.00
Italy                                  Wilkens Italia               100.00
Netherlands                            Wilkens Group Netherlands BV 100.00
Spain                                     CICM                      100.00
Spain                                     Tapsa                     100.00
Spain                                        Comm. Financiera S.I.   90.00

                              FCB Worldwide LLC
                          List of Foreign Companies
                          -------------------------

   Country              Company Name                           % Ownership
     of
Incorporation

Spain                                        Marin Asociados         22.50
United Kingdom                         FCB Europe Ltd.              100.00
United Kingdom                         FCB Management Services Ltd. 100.00
Germany                          Wilkens GmbH                        97.00
Germany                                Wilkens Ayer Direct           67.90
Hungary                                Wilkens Budapest              97.00
Germany                                Wilkens Frankfurt
                                        Werbeagentur GmbH            97.45
Germany                                ICW Copartner Werbeagentur
                                        GmbH                         81.97
Germany                                APR Wilkens Agentur for
                                        Public Relations GmbH        74.69

France                     Publicis Communication S.A.               26.50

Netherlands                Publicis/FCB Europe B.V.                  26.50

                   BOZELL, JACOBS, KENYON & ECKHARDT, INC.

                          List of Domestic Companies
                          --------------------------

   State Of     Company Name                                    % Ownership
Incorporation

Delaware        Bozell, Jacobs, Kenyon & Eckhardt, Inc.            100.00
New York        Bozell Sawyer Miller Group, Inc.                   100.00
Delaware        BJK&E Holding, Inc.                                100.00
New York          Delcar Digital L.L.C.                             80.00
New York        Strategy XXI Group ltd.                             20.00
Delaware        McCracken Brooks Communications, Inc.              100.00
Texas           Temerlin McClain, Inc.                             100.00
Delaware        Bozell Worldwide, Inc.                             100.00
New York          Bozell Worldwide, Inc.                           100.00
Delaware            Graham Gregory Bozell L.L.C.                    40.00
Florida           Bozell, Inc.                                     100.00
Texas             Custom Production Service, Inc.                  100.00
Delaware          Bozell Worldwide Holdings, Inc.                  100.00
Delaware          MET Solutions L.L.C.                              90.00
California
Partnership       Bozell Yuguchi                                    50.00
Delaware          Bozell Specialized Advertising, Inc.             100.00
Delaware        Poppe Tyson, Inc.                                   94.00
Delaware          PTI Sub, Inc.                                     94.00
Delaware          Neterra Inc.                                      94.00
Delaware          Decision Tree, Inc.                               94.00
California        Accent Software, Inc.                             94.00

                   BOZELL, JACOBS, KENYON & ECKHARDT, INC.

                          List of Foreign Companies
                          -------------------------

   Country      Company Name                                    % Ownership
     of
Incorporation

Argentina       Bozell Vasquez                                      65.00

Australia       Bozell Worldwide                                   100.00

Austria         Bozell - Kobza                                      60.00

Belgium         Bozell Worldwide Brussels                          100.00

Brazil          Bozell Brazil                                       70.00

British Virgin
Islands         Bozell Ibero Americana                              60.46

Canada          Bozell Worldwide                                   100.00
Canada          Bozell Holdings Canada                             100.00
Canada          Bozell Retail                                      100.00

France          Groupe Bozell                                      100.00
France            FLB Pacific                                       99.80
France            20/20 Media                                       49.84
France            Bozell Terre-Lune                                 70.00
France            Formes et Facons                                  66.00
France            Bozell Iceberg                                   100.00
France               Golden Gate                                    54.92
France               Telemaque                                     100.00

Hong Kong       Bozell Asia (Holding) Ltd.                         100.00
Hong Kong         Bozell Ltd.                                      100.00
Hong Kong         Pope Kiernan & Black                             100.00
Hong Kong         CAL/Bozell Holdings Ltd.                         100.00
China                CAL-Bozell Int'l. Adv. Comm.                   50.00

India             MAA Comm. Bozell                                  30.00

Italy           BJK&E (H) Italiana, Srl.                           100.00
Italy             Bozell Italia                                     80.00

Japan             Bozell Worldwide                                 100.00

Korea           Cheil Bozell                                        30.00

Malaysia          Bozell Worldwide Sdn Bhd                          47.86
Malaysia          Grant Adv. Sdn Bhd                                20.00

Mexico          Bozell SA de CV                                    100.00
Mexico            Artest                                           100.00
Mexico            CPV Publicidad                                    99.90

                   BOZELL, JACOBS, KENYON & ECKHARDT, INC.

                          List of Foreign Companies
                          -------------------------

   Country      Company Name                                    % Ownership
     of
Incorporation

Mexico            Interimagen                                      100.00
Mexico            Bozell Healthcare                                 99.00
Mexico            Publicidad Tiempo Espacio                         99.90
Mexico            Poppe Tyson                                       98.00
Mexico            BJK&E Internacional                               99.00

Netherlands     Bozell Europe (H) b.v.                             100.00
Netherlands       Bozell BK&P                                      100.00
Netherlands       BMCH b.v.                                        100.00
Netherlands       Bozell Design                                    100.00
Netherlands       Bell Production b.v.                             100.00
Netherlands       CCE b.v.                                         100.00
Germany           Bozell Holding GmbH                               90.00
Germany                Bozell Werbeagentur                          59.00
Germany                Bozell Direct Friends                        59.00
Germany                    Producta GmbH                            59.00
Germany                    Meditel GmbH                             59.00
Germany                    Die Seite GmbH                           59.00
Germany                    GDW GmbH                                 59.00
Portugal          NMP                                              100.00
Portugal          Bozell Portugal, Publ., S.A.                     100.00
Switzerland       BJK&E Holdings AG                                100.00
Switzerland            Bozell Leutenegger Krull                     51.00
United Arab
Emirates          Bozell Prime                                      49.00

Philippines       Bozell Worldwide                                  30.00

Portugal        Publimeios - Exploracao S.A.                        33.33
Portugal          Publibus, S.A.                                    33.33

Spain           Bozell Espana                                       51.00

Singapore         Bozell Advertising PTE                           100.00

Sri Lanka         Minds Lanka                                       40.00

Taiwan          Bozell Taiwan                                       80.00

United Kingdom  Bozell UK Group Ltd.                               100.00
United Kingdom    Delany Fletcher Bozell                           100.00
United Kingdom    Cyclope Productions Ltd.                         100.00
United Kingdom    SCW Bozell (Holdings) Ltd.                       100.00
United Kingdom    20/20 Media Ltd.                                  44.90
United Kingdom    Bozell UK Ltd.                                   100.00
United Kingdom    Lewis Gaoe Bozell                                100.00
United Kingdom    Bozell Marketing Services                        100.00

                   BOZELL, JACOBS, KENYON & ECKHARDT, INC.

                          List of Foreign Companies
                          -------------------------

   Country      Company Name                                    % Ownership
     of          (Foreign)
Incorporation

United Kingdom    Poppe Tyson International                        100.00
United Kingdom    Charles Barker PLC                               100.00
United Kingdom    Delaney Fletcher Delany                          100.00
United Kingdom         Bray Leino Ltd.                             100.00
United Kingdom  CSS International Holdings Plc.                     25.00
United Kingdom    CSS International Ltd.                            25.00
United Kingdom    CSS Promotions Ltd.                               25.00
United Kingdom         CSS Hospitality Ltd.                         25.00
United Kingdom    CSS Design Ltd.                                   19.25
United Kingdom    CSS Aerosigns Ltd.                                25.00
United Kingdom    CSS Business Promotions Ltd.                      25.00